UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30,2007

STAR MARITIME ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32685	20-2873585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

103 Foulk Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (302) 656-1950

c/o Schwartz & Weiss, P.C.,
457 Madison Avenue
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 30, 2007, Star Maritime Acquisition Corp., a Delaware corporation (“Star Maritime”) and its wholly owned Marshall Islands subsidiary, Star Bulk Carriers Corp. (“Star Bulk”) completed the redomiciliation merger by which Star Maritime has merged with and into Star Bulk with Star Bulk as the surviving entity (the “Redomiciliation Merger”).  As a result of the Redomiciliation Merger, effective as November 30, 2007, Star Maritime merged out of existence and will cause the listing of its common stock and warrants to be withdrawn from the American Stock Exchange as of the close of trading of the effective date of the Redomiciliation Merger.  Accordingly, Star Maritime will no longer file its periodic reports with the SEC on Forms 10-K and Form 10-Q, or current reports on Form 8-K.  Star Bulk, as the surviving corporation, will satisfy its reporting obligations under the U.S. Securities Exchange Act of 1934 by filing reports with the SEC on forms available for use by foreign private issuers and it will file its future annual reports, beginning with the report for the fiscal year ending December 31, 2007, on Form 20-F, which is available to foreign private issuers filing reports with the SEC.  Star Bulk Carriers’ common stock and warrants have been approved for listing on the NASDAQ Global Market under the symbols “SBLK” and “SBLKW” respectively.  Trading under such symbols is expected to commence on Monday, December 3, 2007.

Item 8.01.	Other Events

On November 30, 2007, Star Maritime issued a press release announcing that at its special meeting of stockholders held on November 27, 2007, its stockholders voted to approve the acquisition by Star Maritime’s wholly-owned Marshall Islands subsidiary, Star Bulk, of eight drybulk carriers from subsidiaries of TMT Co., Ltd. and the merger of Star Maritime with and into Star Bulk, with Star Bulk as the surviving corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1

PRESS RELEASE Star Maritime Acquisition Corp. 103 Foulk Road Wilmington, Delaware 19803 www.starmaritimecorp.com FOR IMMEDIATE RELEASE November 27, 2007
Investor Relations / Financial Media:
Nicolas Bornozis
President
Capital Link, Inc.
230 Park Avenue, Suite 1536
New York, NY 10169
Tel. (212) 661-7566
E-mail: nbornozis@capitallink.com
www.capitallink.com

STAR MARITIME ACQUISITION CORP. ANNOUNCES THE RESULTS OF ITS
SPECIAL MEETING OF STOCKHOLDERS

New York, New York, November 27, 2007— Star Maritime Acquisition Corp. (AMEX:SEA), a Delaware corporation (“Star Maritime”), announced that at its special meeting of stockholders held today, its stockholders voted to approve by an overwhelming majority the acquisition by Star Maritime’s wholly-owned Marshall Islands subsidiary, Star Bulk Carriers Corp. (“Star Bulk”), of eight drybulk carriers from subsidiaries of TMT Co., Ltd. (the “Asset Acquisition”) and the merger of Star Maritime with and into Star Bulk, with Star Bulk as the surviving corporation (“Redomiciliation Merger”).

Akis Tsirigakis, President and CEO of Star Maritime commented: “We are pleased to announce the approval of the Asset Acquisition and the Redomiciliation Merger by our stockholders by an overwhelming majority.  We look forward to our forthcoming merger and commencement of operations.”

About Star Maritime
Star Maritime is a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses in the shipping industry.  In December 2005, Star Maritime through its initial public offering raised approximately $188.7 million, which was deposited in a trust account, and $11.3 million in a private placement to certain officers and directors and dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Forward-Looking Statements
The information in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements regarding: (1) the delivery and operation of assets of Star Bulk; (2) Star Bulk’s future operating or financial results; (3) future, pending or recent acquisitions, business strategy, areas of possible expansion, and expected capital spending or operating expenses; (4) drybulk market trends, including charter rates and factors affecting vessel supply and demand; and (5) other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning.

Such forward looking statements are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, Star Maritime and Star Bulk’s examination of historical operating trends, data contained in their records and other data available from third parties.

Although Star Maritime and Star Bulk believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond their control, Star Maritime and Star Bulk cannot assure you that Star Maritime or Star Bulk will achieve or accomplish these expectations, beliefs or projections. Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include the failure of Star Maritime to obtain the requisite stockholder approval, failure of a seller to deliver one or more vessels, the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in Star Bulk’s operating expenses, including bunker prices, dry-docking and insurance costs, or actions taken by regulatory authorities, potential liability from pending or future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.  Additional factors that could cause Start Maritime’s and Star Bulk’s results to differ materially from those described in the forward-looking statements can be found in Star Maritime’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and Star Bulk’s Registration Statement Form F-1/F-4 filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Star Maritime and Star Bulk disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2007	STAR MARITIME ACQUISITION CORP.

	By:	/s/ Prokopios (Akis) Tsirigakis
	Name:	Prokopios (Akis) Tsirigakis
	Title:	Chairman and Chief Executive Officer

SK 25767 0001 834404